UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2017

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831

(Address of principal executive offices)

(855) 976-6951

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Revolving Loan Credit Agreement

On July 19, 2017, XPO Logistics, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Company’s Second Amended and Restated Revolving Loan Credit Agreement, dated as of October 30, 2015 (as previously amended, amended and restated, supplemented or otherwise modified, the “Existing Credit Agreement”), by and among the Company and certain subsidiaries signatory thereto, Morgan Stanley Senior Funding, Inc., as agent, and the Lenders party thereto, pursuant to which the Existing Credit Agreement was amended to permit certain transactions, including the transactions contemplated by the Forward Sale Agreements (as defined below).

The foregoing is a summary description of certain terms of the Amendment and is qualified in its entirety by the text of the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

Underwriting Agreement

On July 19, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), and each of Morgan Stanley & Co. LLC and JPMorgan Chase Bank, National Association, London Branch, each in its capacity as counterparty to a forward sale agreement (together, in such capacities, the “Forward Counterparties”), relating to the offer and sale of an aggregate of 11,000,000 shares of the Company’s common stock, par value $0.001 per share, at a public offering price of $60.50 per share, plus up to an additional 1,650,000 shares of the Company’s common stock pursuant to an option granted to the Underwriters to purchase additional shares of the Company’s common stock directly from the Company (the “Offering”). Of the 11,000,000 shares of common stock, 5,000,000 shares of common stock were offered by the Company and 6,000,000 shares of common stock were offered by the Forward Counterparties or their affiliates in connection with the forward sale agreements (the “Forward Sale Agreements”) described below. The Offering closed on July 25, 2017.

The Company will receive proceeds from the sale of shares of common stock offered by the Company, but it will not initially receive any proceeds from the sale of shares of common stock offered by the Forward Counterparties. The Company expects to use the net proceeds of the shares issued and sold by the Company in the Offering and any net proceeds received upon settlement of the Forward Sale Agreements for general corporate purposes, which may include strategic acquisitions and the repayment or refinancing of outstanding indebtedness.

The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward Sale Agreements

In connection with the Offering, on July 19, 2017, the Company entered into separate Forward Sale Agreements with each of the Forward Counterparties, pursuant to which the Company has agreed to sell, and each Forward Counterparty agreed to purchase, 3,000,000 shares of the Company’s common stock (or 6,000,000 shares of the Company common stock in the aggregate), subject to the terms and conditions of the Forward Sale Agreements, including the Company’s right to elect cash settlement or net share settlement as described in the Forward Sale Agreements. The initial forward price under each of the

Forward Sale Agreements is $58.08 per share and is subject to certain adjustments pursuant to the terms of the Forward Sale Agreements. Settlement of each of the Forward Sale Agreements is expected to occur no later than approximately one year after the closing of the offering but may occur earlier at the option of the Company or, in certain circumstances described in the Forward Sale Agreements, at the option of the relevant Forward Counterparty.

The foregoing summary is a description of certain terms of the Forward Sale Agreements and is qualified in its entirety by the text of the Forward Sale Agreements, which are attached as Exhibits 1.2 and 1.3 to this Current Report on Form 8-K and are incorporated herein by reference.

All shares offered in the Offering were offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to a shelf registration statement on Form S-3 (File No. 333-219312) filed with the Commission on July 17, 2017.

Item  9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated July 19, 2017, by and among the Company, Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, each in its capacity as a forward counterparty

1.2	Forward Sale Agreement, dated July 19, 2017, by and between the Company and Morgan Stanley & Co. LLC

1.3	Forward Sale Agreement, dated July 19, 2017, by and between the Company and JPMorgan Chase Bank, National Association, London Branch

5.1	Opinion of Wachtell, Lipton, Rosen & Katz regarding the legality of shares offered

10.1	Amendment No. 1 to Second Amended and Restated Revolving Loan Credit Agreement, dated as of July 19, 2017, by and among the Company and certain subsidiaries signatory thereto, Morgan Stanley Senior Funding, Inc., as agent, and the Lenders party thereto

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2017	XPO LOGISTICS, INC.

	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis
Senior Vice President, Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated July 19, 2017, by and among the Company, Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as agent for JPMorgan Chase Bank, National Association, London Branch, each in its capacity as a forward counterparty

1.2	Forward Sale Agreement, dated July 19, 2017, by and between the Company and Morgan Stanley & Co. LLC

1.3	Forward Sale Agreement, dated July 19, 2017, by and between the Company and JPMorgan Chase Bank, National Association, London Branch

5.1	Opinion of Wachtell, Lipton, Rosen & Katz regarding the legality of shares offered

10.1	Amendment No. 1 to Second Amended and Restated Revolving Loan Credit Agreement, dated as of July 19, 2017, by and among the Company and certain subsidiaries signatory thereto, Morgan Stanley Senior Funding, Inc., as agent, and the Lenders party thereto

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)